UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report:	December 10, 2008
(Date of earliest event reported):	December 10, 2008

FULTON FINANCIAL CORPORATION

(Exact name of Registrant as specified in its Charter)

Pennsylvania	0-10587	23-2195389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

P.O. Box 4887, One Penn Square Lancaster, Pennsylvania	17604
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	717-291-2411
Former name or former address, if changed since last Report:	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01.	Other Events.

On December 10, 2008, Fulton Financial Corporation (“Fulton”) announced that it had received preliminary approval from the U.S. Department of the Treasury (“Treasury”) to participate in the voluntary Capital Purchase Program (“CPP”), subject to Treasury’s standard closing conditions. Fulton’s December 10, 2008 press release with additional information regarding Fulton’s preliminary CPP approval is attached hereto as exhibit 99.1.

The information contained in this Current Report on Form 8-K is being furnished to, and shall not be deemed “filed” with, the Securities and Exchange Commission.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
99.1	Fulton’s Press Release dated December 10, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 10, 2008	FULTON FINANCIAL CORPORATION By: _/s/ Charles J. Nugent________________ Charles J. Nugent, Senior Executive Vice President and Chief Financial Officer

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